Vanguard Capital Value Fund

Supplement to the Prospectus and Summary Prospectus
Dated January 28, 2010

The board of trustees has decided to reopen Vanguard Capital Value Fund, which had been closed to new investors since October 9, 2009.

Effective November 29, 2010, existing and prospective shareholders will be able to buy shares of the Fund. The Fund’s Investor Shares will retain their $3,000 minimum initial investment amount. The $3,000 minimum for the Fund’s
Investor Shares applies to all new accounts, including IRAs, education savings accounts, and custodial accounts for minors.
The Fund reserves the right to further revise its initial and additional investment policies at any time without prior notice to shareholders.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 328A 112010